UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                     FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                LOEWS CORPORATION

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                              13-2646102

          (STATE OF INCORPORATION OR ORGANIZATION)        (IRS EMPLOYER
                                                       IDENTIFICATION NO.)

                667 MADISON AVENUE
                NEW YORK, NEW YORK                         10021-8087

          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

           SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                TITLE OF EACH CLASS         NAME OF EACH EXCHANGE ON WHICH
                TO BE SO REGISTERED         EACH CLASS IS TO BE REGISTERED

         3 1/8% EXCHANGEABLE SUBORDINATED
                  NOTES DUE 2007                NEW YORK STOCK EXCHANGE


       If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) please check the following box: /X/

       If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) please check the following box: / /

           SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
FORM RELATES:            (if applicable)
              ----------

           SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                       NONE

                                 (TITLE OF CLASS)





                  INFORMATION REQUIRED IN REGISTRATION STATEMENT


         ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE
                   REGISTERED.

              The material set forth in the Section captioned
         "Description of the Notes" in the Registrant's Prospectus Supplement, dated September 16, 1997, filed with the Commission on September 16, 1997 pursuant to Rule 424(b)(5), is hereby incorporated by reference.

         ITEM 2. EXHIBITS.

                   1. Form of Registrant's 3 1/8% Exchangeable Subordinated Notes Due 2007 (included in
                          Exhibit 5).

                *  2.     Indenture, dated as of December 1, 1985,
                          between the Registrant and The Chase Manhattan
                          Bank (National Association) (as successor by merger to Chemical Bank, a New York corporation, successor by merger to
                          Manufacturers Hanover Trust Company), as
                          Trustee (the "Trustee").

               **  3.     First Supplemental Indenture, dated as of
                          February 18, 1997, between the Registrant and the Trustee.

              ***  4.     Second Supplemental Indenture, dated as of
                          February 18, 1997, between the Registrant and the Trustee.

                   5.     Form of Third Supplemental Indenture, dated as
                          of September    , 1997, between the Registrant
                          and the Trustee.


           -------------------------
                * Incorporated by reference to Exhibit 4.5 to Registrant's Registration Statement on Form S-3 (Registration No. 333-22113) filed February 20, 1997 (the "Registration Statement").

               ** Incorporated by reference to Exhibit 4.7 to the Registration Statement.

              *** Incorporated by reference to Exhibit 4.8 to the Registration Statement.






                                     Page 2 of 4





                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            LOEWS CORPORATION



         Dated:  September 17, 1997         By: /s/ Peter W. Keegan
                                                ---------------------------
                                                Name:   Peter W. Keegan
                                                Title:  Senior Vice President
                                                        and Chief Financial
                                                        Officer










































                                     Page 3 of 4





                                   EXHIBIT LIST


                   1. Form of Registrant's 3 1/8% Exchangeable Subordinated Notes Due 2007 (included in
                          Exhibit 5).

                *  2.     Indenture, dated as of December 1, 1985,
                          between the Registrant and The Chase Manhattan
                          Bank (National Association) (as successor by merger to Chemical Bank, a New York corporation, successor by merger to
                          Manufacturers Hanover Trust Company), as
                          Trustee (the "Trustee").

               **  3.     First Supplemental Indenture, dated as of
                          February 18, 1997, between the Registrant and the Trustee.

              ***  4.     Second Supplemental Indenture, dated as of
                          February 18, 1997, between the Registrant and the Trustee.

                   5.     Form of Third Supplemental Indenture, dated as
                          of September    , 1997, between the Registrant
                          and the Trustee.


           -------------------------
                * Incorporated by reference to Exhibit 4.5 to Registrant's Registration Statement on Form S-3 (Registration No. 333-22113) filed February 20, 1997 (the "Registration Statement").

               ** Incorporated by reference to Exhibit 4.7 to the Registration Statement.

              *** Incorporated by reference to Exhibit 4.8 to the Registration Statement.

















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